UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 15, 2015

MELA SCIENCES, INC.

(Exact Name of Registrant Specified in Charter)

Delaware	000-51481	13-3986004
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

100 Lakeside Drive, Suite 100, Horsham, Pennsylvania	19044
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   215-619-3200

50 Buckhout Street, Suite 1, Irvington, New York 10533

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 15, 2015, our Board of Directors approved our amended and restated bylaws (the “Fourth Amended and Restated Bylaws”). The amendments contained in the Fourth Amended and Restated Bylaws include the following items:

•	The provision relating to adjournment of a stockholder meeting has been modified to state that the chairperson of a meeting of stockholders has the power to adjourn the meeting to another time, date and place, adding the clause “whether or not a quorum of stockholders is present, in person or by proxy, at the meeting.”

•	The quorum requirement for a meeting of stockholders has been changed to provide that holders of one-third of the shares of stock entitled to vote at a meeting, rather than a majority, constitute a quorum for the transaction of business, unless otherwise required by applicable law.

•	The advance notice provision for stockholder proposals has been modified to delete references to a solicitation notice that the proponent formerly was required to supply as part of the proponent’s notice to us with respect to a stockholder proposal.

•	The provision regarding removal of directors has been amended to state that directors may be removed, with or without cause, by the holders of a majority of the voting power of shares entitled to vote for the election of directors.

•	The provisions relating to the Chairperson of the Board have been clarified to state that the Chairperson of the Board, in such capacity, is not an officer of the company unless designated as an officer by the Board of Directors.

•	The sections relating to the roles of the Chief Executive Officer and the President has been clarified to provide that the Chief Executive Officer has general management, direction and control of our business and affairs, and the President is the chief operating officer of the company having such powers as assigned to the President by the Chief Executive Officer or the Board of Directors.

•	The provision relating to our stock has been modified to authorize uncertificated shares.

•	The indemnification provisions have been modified to provide mandatory indemnification, to the fullest extent permitted by law, to executive officers and directors and indemnification to other persons at our discretion.

•	A provision has been added stating that we, upon approval of the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified.

•	A householding provision relating to notices to stockholders sharing the same address has been added.

•	Standard provisions have been added relating to our offices, execution of corporate instruments, voting of securities owned by us and dividends.

The description of the amendments to the Fourth Amended and Restated Bylaws contained in this Form 8-K report does not purport to be compete and is qualified in its entirety to the complete text of the Fourth Amended and Restated Bylaws filed with and incorporated by reference in this Form 8-K as Exhibit 3.2.

Item 9.01.       Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
3.2	Fourth Amended and Restated Bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MELA SCIENCES, INC.

By:	/s/ Robert W. Cook
Robert W. Cook
Chief Financial Officer

Date: July 20, 2015